EXHIBIT 99.4
EndX Group Limited
Consolidated
financial statements
Registered number 4956051
30 September 2004

EndX Group Limited
Consolidated financial statements
30 September 2004
Contents

Report of the independent auditors to the Board of Directors of EndX Group Limited	2

Consolidated profit and loss account	3

Consolidated balance sheet	4

Company balance sheet	5

Consolidated cash flow statement	6

Reconciliation of movements in shareholders’ funds	7

Notes	8

EndX Group Limited
Consolidated financial statements
30 September 2004
Report of the independent auditors to the Board of Directors of EndX Group Limited
We have audited the accompanying consolidated balance sheet of EndX Group Limited and subsidiaries as at September 30, 2004 and the consolidated profit and loss account, consolidated cash flow statement, and reconciliation of movements in shareholders’ funds for the ten month and two day period ended September 30, 2004. These consolidated financial statements are the responsibility of EndX Group Limited’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EndX Group Limited as at September 30, 2004 and the results of its operations and its cash flows for the ten month and two day period ended September 30, 2004, in conformity with generally accepted accounting principles in the United Kingdom.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in note 23 to the financial statements.
KPMG LLP
28/9/05
Manchester, England

EndX Group Limited
Consolidated financial statements
30 September 2004
Consolidated profit and loss account
for the ten month and two day period ended 30 September 2004

		10 month and 2 day
		period ended
		30 September
		2004
	Note	£000

Turnover	2	1,682
Cost of sales		(652)

Gross profit		1,030
Distribution costs		(177)
Administrative expenses		(933)

Operating loss	3	(80)

Interest receivable		2
Interest payable	6	(47)

Loss on ordinary activities before taxation		(125)
Tax on loss on ordinary activities	7	(23)

Loss on ordinary activities after taxation and retained for the financial period		(148)

The Group has no recognised gains or losses in either the current or preceding year other than those reported above and therefore no statement of total recognised gains and losses has been presented.
All amounts relate to continuing activities
The notes on pages 8 to 22 form part of these financial statements.

EndX Group Limited
Consolidated financial statements
30 September 2004
Consolidated balance sheet
at 30 September 2004

		2004
	Note	£000	£000
Fixed assets
Intangible assets	8		2,311
Tangible assets	9		43

			2,354

Current assets
Stock	11	24
Debtors	12	744
Cash at bank and in hand		199

		967

Creditors: amounts falling due within one year	13	(1,153)

Net current liabilities			(186)

Total assets less current liabilities			2,168

Creditors: amounts falling due after more than one year	14		(438)

Provisions for liabilities and charges	15		—

Net assets			1,730

Capital and reserves
Called up share capital	16		470
Share premium	17		1,408
Profit and loss account	17		(148)

Equity shareholders’ funds			1,730

The notes on pages 8 to 22 form part of these financial statements.

EndX Group Limited
Consolidated financial statements
30 September 2004
Company balance sheet
at 30 September 2004

		2004
	Note	£000	£000
Fixed assets
Investments	10		3,183

Current assets
Cash at bank and in hand		9

		9

Creditors: amounts falling due within one year	13	(1,019)

Net current liabilities			(1,010)

Total assets less current liabilities			2,173

Creditors: amounts falling due after more than one year	14		(392)

Provisions for liabilities and charges	15		—

Net assets			1,781

Capital and reserves
Called up share capital	16		470
Share premium	17		1,408
Profit and loss account	17		(97)

Equity shareholders’ funds			1,781

The notes on pages 8 to 22 form part of these financial statements.
These financial statements were approved by the board of directors on 28/09/05 and were signed on its behalf by:
N Boyes-Hunter
Director

EndX Group Limited
Consolidated financial statements
30 September 2004
Consolidated cash flow statement
for the ten month and two day period ended 30 September 2004

		10 month and 2 day period ended
		30 September
		2004
	Note	£000

Cash flow from operating activities		278
Returns on investment and servicing of finance	18	(45)
Taxation paid		(34)
Capital expenditure and financial investment	18	(25)
Acquisition	18	(1,200)

Cash flow before management of liquid resources and financing		(1,026)
Financing	18	681

Decrease in cash in the period		(345)

Reconciliation of operating profit to operating cash flows
Operating profit		(80)
Depreciation		23
Amortisation		100
Increase in debtors		(80)
Increase in stocks		(24)
Increase in creditors		339

Net cash flow from operating activities		278

Reconciliation of net cash flow to movement in net debt
Decrease in cash in the period	19	(345)
Cash acquired with EndX Limited	19	544
Net cash inflow from increase in debt	19	(521)
Non-cash flow movements in debt	19	(264)

Movement in net debt for the period		(586)
Net debt at the beginning of the period	19	—

Net debt at the end of the period	19	(586)

EndX Group Limited
Consolidated financial statements
30 September 2004
Reconciliation of movements in shareholders’ funds
for the ten month and two day period ended 30 September 2004

	Notes	2004
		£000

Loss for the financial period		(148)

New share capital subscribed	16	1,878

Net addition in shareholders’ funds		1,730
Opening shareholders’ funds		—

Closing shareholders’ funds		1,730

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes
(forming part of the financial statements)
1 Accounting policies
The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Group’s financial statements.
Basis of preparation
The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.
All references to the period ended 30 September 2004 refer to the ten months then ended.
The information set out in these accounts does not constitute the company’s statutory accounts for the ten month and two day period ended 30 September 2004. Those accounts have been reported on by the Group’s auditors; their reports were unqualified and did not contain a statement under section 237(2) or (3) of the Companies Act 1985. The accounts for 30 September 2004 have been delivered to the registrar of companies.
Basis of consolidation
The consolidated financial statements include the financial statements of the company and its subsidiary undertakings made up to 30 September 2004. The acquisition method of accounting has been adopted. Under this method, the results of subsidiary undertakings acquired or disposed of in the period are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.
Under section 230(4) of the Companies Act 1985 the company is exempt from the requirement to present its own profit and loss account.
Goodwill
In accordance with FRS 10, goodwill has been capitalised and is to be amortised over its useful economic life. Goodwill capitalised to date is to be amortised over a 20-year period, being the directors’ assessment of its useful economic life.
Tangible fixed assets and depreciation
Depreciation is provided to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

Office equipment	—	33% per annum on cost
Motor vehicles	—	25% per annum on cost
Stocks
Stocks are stated at the lower of cost and net realisable value.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
1 Accounting policies (continued)
Foreign currencies
Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.
The assets and liabilities and profit and loss accounts of overseas subsidiary undertakings are translated at the closing exchange rates. Gains and losses arising on these transactions are taken to reserves, net of exchange differences arising on related foreign currency borrowings. No material foreign currency translation differences have arisen during the period.
Leases
Operating lease rentals are charged to the profit and loss account on a straight-line basis over the period of the lease.
Taxation
The charge for taxation is based on the loss for the period and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Deferred tax is recognised without discounting in respect of all timing differences between the treatment of certain items for taxation and accounting purposes which have arisen but not reversed at the balance sheet date except as otherwise required by FRS 19.
Research and development
All research and development expenditure is written off as incurred.
Turnover
Turnover represents the amounts (excluding value added tax) derived from the provision of computer consultancy and supply of computer products. Licence fee income from the supply of such products is recognised at the time the group has settled its obligations under the contract. Maintenance income is spread equally over the life of the contract.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
2 Turnover

10 month and 2 day
period ended
30 September
2004
£000
By geographical market
UK	1,287
Other	395

1,682

3 Operating loss

10 month and 2 day
period ended
30 September
2004
£000
Operating loss is stated after charging:

Auditors’ remuneration:
Audit	12
Non audit	73
Depreciation and other amounts written off tangible and intangible fixed assets:	23
Amortisation of goodwill	100

4 Remuneration of directors

10 month and 2 day
period ended
30 September
2004
£000

Directors’ emoluments	215

There were no retirement benefits accruing to the directors of the group.
The emoluments of the highest paid director were:

10 month and 2 day
period ended
30 September
2004
£000

Salary and bonus	86

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
5 Staff numbers and costs
The average number of persons employed by the Group during the period, including directors is analysed by category as follows:

10 month and 2 day
period ended
30 September
2004
Number of
employees

Operational	25
Administration, sales and marketing	3

28

The aggregate payroll costs of these persons were as follows:

10 month and 2 day
period ended
30 September
2004
£000

Wages and salaries	760
Social security costs	83

843

6 Interest payable

10 month and 2 day
period ended
30 September
2004
£000
Amounts payable on:
Bank loans	36
Other loans	11

47

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
7 Taxation
Analysis of charge in period

10 month
and 2 day
period ended
30 September
2004
£000
UK corporation tax
Current tax on income for the period	13

Foreign tax
Current tax on income for the period	10

Total current tax	23

Deferred Tax
Difference between accumulated depreciation and capital allowances	—

Tax on loss on ordinary activities	23

Factors affecting the tax charge for the current period
The current tax charge for the period is higher than the standard rate of corporation tax in the UK 30% The differences are explained below:

10 month
and 2 day
period ended
30 September
£000
Current tax reconciliation
Loss on ordinary activities before taxation	(125)

Current tax at 30%	(38)

Effects of:
Expenses not deductible for tax purposes	61
Capital allowances in excess of depreciation and amortisation	(1)
Higher tax rate on overseas earnings	1

Total current tax charge for period (see above)	23

Factors that may affect future tax charges
The company envisages that its effective rate of tax will remain consistent with prior periods.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
8 Intangible fixed assets

Goodwill
£000
Cost
Additions and at end of period	2,411

Amortisation
Charge and at end of period	100

Net book value
At 30 September 2004	2,311

9 Tangible fixed assets
Group

	Motor	Office
	vehicles	equipment	Total
	£000	£000	£000
Cost
Arising on acquisition during the period	8	32	40

Additions during the period	—	26	26

At end of period	8	58	66

Depreciation
Charge for the period and at end of period	4	19	23

Net book value
At 30 September 2004	4	39	43

Company
The company does not have any tangible fixed assets.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
10 Fixed asset investments

Shares in group
undertakings
£000
Company

Cost
Additions and at end of period	3,183

Net book value
As at 30 September 2004	3,183

The cost represents the cost of acquiring the whole of the issued share capital of the company’s subsidiary undertakings. Fixed asset investments are recognised at cost.
At 30 September 2004, the company holds 100% of the ordinary shares in the subsidiary undertakings listed below. These investments are unlisted.

Country of
Subsidiary undertakings	incorporation	Principal activity
EndX Limited	England and Wales	Computer Consultancy
EndX Inc*	USA	Computer Consultancy
EndX PTY*	Australia	Computer Consultancy

*	Undertakings held indirectly

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
11 Stocks

	Group	Company
	2004	2004
	£000	£000

Goods for resale	24	—

12 Debtors

	Group	Company
	2004	2004
	£000	£000

Trade debtors	720	—
Prepayments and accrued income	24	—

	744	—

All debtors fall due within one year.
13 Creditors: amounts falling due within one year

	Group	Company
	2004	2004
	£000	£000

Bank loans (see note 14)	261	261
Other loans (see note 14)	132	132
Trade creditors	71	—
Amounts owed to group undertakings	—	608
Corporation tax	151	—
Other taxation and social security	142	11
Accruals and deferred income	350	7
Other creditors	46	—

	1,153	1,019

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
14 Creditors: amounts falling due after one year

	Group	Company
	2004	2004
	£000	£000

Bank loans	260	260
Other loans	132	132
Other creditors	46	—

	438	392

Maturity of debt

	Group and company
	Bank loans	Other loans
	2004	2004
	£000	£000

In one year or less, or on demand	261	132

In more than one year but less than two years	260	132

The bank loan and the other loans are secured on the assets of the company by way of a debenture.
The interest rate on the bank loan is 2.5% above base rate and the interest rate on the other loans is 1% above base rate.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
15 Provisions for liabilities and charges

	Group	Company
	£1000	£1000

Deferred taxation	—	—

The elements of deferred taxation are as follows:

	Group	Company
	£1000	£1000

Difference between accumulated depreciation and amortisation and capital allowances	(3)	—
Other timing differences	—	—
Tax losses	—	—

Deferred tax asset	(3)	—

A deferred tax asset has not been recognised as the directors believe that it is more likely than not that this balance will not be realised in the immediate future.
16 Called up share capital

	2004	2004
	Number	£000
Authorised
Ordinary shares £0.25	40,000,000	10,000

Allotted, called up and fully paid
Ordinary shares £0.25	1,878,608	470

Movements in share capital
On incorporation, the company had an authorised share capital of £10,000,000 divided into 10,000,000 shares of £1 each. 1 ordinary share was issued to the subscriber to the Memorandum of Association.
On 28 November 2003, all ordinary shares of £1 were subdivided into 40,000,000 ordinary shares of 25p each.
On 28 November 2003, 1,718,608 ordinary shares of 25p each were allotted at £1 per share and treated as fully paid.
On 24 May 2004, 160,000 ordinary shares of 25p each were allotted at £1 per share.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
17 Share premium and reserves

	Share premium	Profit and loss
	account	account
	£000	£000
Group
Premium on shares issued in the period	1,408	—
Retained loss for the period	—	(148)

At end of period	1,408	(148)

	Share premium	Profit and loss
	account	account
	£000	£000
Company
Premium on shares issued in the period	1,408	—
Retained loss for the period	—	(97)

At end of period	1,408	(97)

18 Analysis of cash flows

2004
£000
Returns on investment and servicing of finance
Interest received	2
Interest paid	(47)

Net cash outflow from returns on investment and servicing of finance	(45)

Capital expenditure
Purchase of tangible fixed assets	(25)

Acquisitions
Purchase of subsidiary undertakings	(1,200)

Financing
Issue of share capital	160
New bank loans in the period	700
Repayment of loans	(179)

Cash outflow from financing	681

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
19 Analysis of net debt

			Cash acquired
	At 28 November	Non-cash flow	with EndX		At 30 September
	2003	movements	Limited	Cash flow	2004
	£000	£000	£000	£000	£000

Cash in hand, at bank	—	—	544	(345)	199

	—	—	544	(345)	199
Bank loans due within one year	—	—	—	(261)	(261)
Bank loans due after more than one year	—	—	—	(260)	(260)
Other loans due within one year	—	(132)	—	—	(132)
Other loans due after more than one year	—	(132)	—	—	(132)

	—	(264)	544	(866)	(586)

Included in the non-cash flows above is £264,000 in relation to a loan due to M Sykes following the re-purchase of EndX Limited shares on 28 November 2003.
20 Contingent liabilities
Each group company is party to a group banking facility under which it has guaranteed the bank borrowings, performance bonds and guarantees of its fellow group companies.
21 Related party transactions
During the period EndX Group Limited entered into a loan with a previous shareholder of EndX Limited in connection with the repurchase of EndX Limited’s share capital on 28 November 2003. The outstanding loan balance at 30 September 2004 was £264,000.

EndX Group Limited
Consolidated financial statements
30 September 2004
Notes (continued)
22 Acquisitions
On 28 November 2003 the company acquired 100% of the ordinary share capital of EndX Limited. The resulting goodwill of £2,411,000 was capitalised and will be written off over 20 years.
There is no difference between book value and fair value of the assets and liabilities acquired.

Book and
Fair value
£000
Fixed assets
Intangible assets	—
Tangible assets	40

40
Current assets
Debtors	664
Cash	544

Total assets	1,248

Creditors	(476)

Total liabilities	(476)

Net assets acquired	772

Goodwill	2,411

Purchase consideration and costs of acquisition	3,183

The acquired undertakings made a profit after taxation of £361,000 from the beginning of its financial year to the date of acquisition. In its previous financial year the profit after tax was £293,000.
23 Post balance sheet events
On 5 September 2005, EndX Group Limited entered into a conditional contract with Progressive Gaming International Corporation to sell the entire share capital of EndX Group Limited. The contract of sale is dependent on approval from the Office of Fair Trading.
24	Reconciliation between United Kingdom generally accepted accounting principles to accounting principles generally accepted in the United States of America
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP) which differ from those generally accepted in the United States (US GAAP). The significant differences, as they apply to the financial statement presented, are summarized below.
Goodwill and intangible assets
Under UK GAAP, acquired goodwill has been capitalized and amortized over a period not to exceed 20 years.
Under US GAAP, goodwill and indefinite life intangible assets are not amortized but are subject to annual impairment tests.

EndX Group Limited
Consolidated financial statements
30 September 2004
Ultimate parent undertaking
On 28 November 2003 EndX Group Limited was formed and acquired 100% of the ordinary share capital of EndX Limited. In connection with this transaction, the Company reacquired all of the outstanding shares of a minority shareholder. The transaction was recorded at fair value and resulted in goodwill of £2,411,000 which was capitalized and will be written off over 20 years.
Under US GAAP, EndX Group Limited's acquisition of the minority interest would be accounted for as a step acquisition and would result in a partial change in the accounting basis of the Company's assets.
Under UK GAAP, the subsidiaries’ profit and loss accounts are translated at the closing rate of exchange at the period end date. Under US GAAP, the average rate of exchange should be used. No material GAAP adjustment arises as a result of this difference.
Following is a reconciliation of the net assets of the Company’s shown in the financial statements to the net assets according to generally accepted accounting principles in the United States:

		Adjustments
		necessary to
		reconcile to	As
	As Reported	US GAAP	Adjusted
	£000	£000	£000
Current assets	967	—	967

Property, plant & equipment	43	—	43

Goodwill	2,311	(1,778)	533

Intangible assets	—	517	517

Notes payable and other long-term liabilities	(1,591)	—	(1,591)

	£1,730	£(1,261)	£469

Under US GAAP, the intangible assets acquired, representing primarily software, patents, trademarks, and customer lists, would be amortized over their estimated useful life, which is estimated to be 8 years. On a straight-line basis, the amortization expense on intangible assets would be £72,000 per year.
A reconciliation of net income as shown in the financial statements to net income according to generally accepted accounting principles in the United States follows:

Ten months and two days ended
September 30, 2004
£000
Loss on ordinary activities after taxation and retained for the financial period as shown in the financial statements	(148)
Adjustments:
Goodwill amortization	100
Amortization of intangibles	(60)
Net income according to generally accepted accounting principles in the United States	(108)
A reconciliation of the consolidated cash flow statement as shown in the financial statements to cash flows from operating, investing and financing activities under US GAAP.

Ten months and two days ended
September 30, 2004
£000
Cash flows from operating activities	199
Cash flows from investing activities	(681)
Cash flows from financing activities	681
Net movement in cash in the period under US GAAP	199
Cash at the beginning of the period under US GAAP	—
Cash at end of the period under US GAAP	199